                                 EXHIBIT 16


             Statement of computation of performance data

GE U.S. EQUITY FUND

Calculation of 1995 Total Return

This method compares a fund's net asset value (NAV), at the beginning and end of a period with the results being expressed as a percent of the beginning net asset value. The net asset value is adjusted to reflect the compounding effect of reinvesting dividends as well as capital gains distributions, if any. Dividends and distributions are reinvested on the ex-dividend date at the Ex-dividend NAV.

The following computation illustrates this methology for 1995.

Factual Data


                                  CLASS A      CLASS B       CLASS C        CLASS D

1.Opening NAV                     16.12        16.03         16.13          16.16

2.Closing NAV 9/30/95             20.28        19.71         19.98          19.98

3.Income Distributions

        Ex Date                  12/28/94      12/28/94      12/28/94       12/28/94
        Amount / Unit             0.08953       0.37096       0.37514        0.43867
        NAV on ex-date           15.80         15.41         15.54          15.51

        Income Sources
        Ordinary Income           0             0.28143       0.28561        0.34914
        Long Term Capital Gains   0.08953       0.08953       0.08953        0.08953

Computation

                   CLASS A                              CLASS C
     =        (15.80+.0895)   x(20.28)  -1     =     (15.54+.3751)   x(19.98)   -1
                  16.12         15.80                    16.13         15.54
     =          0.986         x 1.279   -1     =       0.987         x 1.286    -1

     =           .265 or 26.52% Rounded        =        .269 or 26.86% Rounded

                   CLASS B                              CLASS D
     =        (15.41+.3710)   x(19.71)  -1     =     (15.51+.4387)   x(19.98)   -1
                  16.03         15.41                    16.16         15.51
     =          0.984         x 1.279   -1     =       0.987         x 1.288    -1

     =           .259 or  25.92% Rounded       =       1.27 or  27.14% Rounded



GE GLOBAL EQUITY FUND

Calculation of 1995 Total Return

This method compares a fund's net asset value (NAV), at the beginning and end of a period with the results being expressed as a percent of the beginning net asset value. The net asset value is adjusted to reflect the compounding effect of reinvesting dividends as well as capital gains distributions, if any. Dividends and distributions are reinvested on the ex-dividend date at the Ex-dividend NAV.

The following computation illustrates this methology for 1995.

Factual Data

                         CLASS A         CLASS B           CLASS C          CLASS D
                       ______________________________________________________________


1. Opening NAV             19.34           19.32            19.40             19.45

2. Closing NAV 9/30/95     20.18           20.14            20.31             20.37

3. Income Distributions

         Ex Date          12/28/94      12/28/94         12/28/94           12/28/94
         Amount / Unit     0.47921       0.40549          0.47366            0.51653
         NAV on ex-date      17.76         17.79            17.84              17.85

         INCOME SOURCES
         Ordinary Income   0.09299       0.01927          0.08744            0.13031
         Long Term
         Capital Gains     0.38622       0.38622          0.38622            0.38622

Computation

                 CLASS A                                  CLASS C
     =      (17.76+.4792)   x(20.18)   -1     =      (17.84+.4737)    x(20.31)   -1
                19.34         17.76                      19.40          17.84
     =           0.943      x 1.136    -1     =        0.944          x 1.138    -1

     =            .072 or 7.16% Rounded       =         .075 or 7.47% Rounded

                CLASS B                                   CLASS D
     =      (17.79+.4055)   x(20.14)   -1     =      (17.85+.5165)    x(20.37)   -1
                19.32         17.79                   19.45             17.85
     =        0.942         x 1.132    -1     =        0.944          x 1.141    -1

     =         .066 or  6.62% Rounded         =         .078 or  7.76% Rounded

GE INTERNATIONAL EQUITY FUND

Calculation of 1995 Total Return

This method compares a fund's net asset value (NAV), at the beginning and end of a period with the results being expressed as a percent of the beginning net asset value. The net asset value is adjusted to reflect the compounding effect of reinvesting dividends as well as capital gains distributions, if any. Dividends and distributions are reinvested on the ex-dividend date at the Ex-dividend NAV.

The following computation illustrates this methology for 1995.

Factual Data

                             CLASS A           CLASS B        CLASS C      CLASS D
                           ________________________________________________________


1.Opening NAV                 15.18             15.13         15.19        15.22

2.Closing NAV 9/30/95         15.87             15.77         15.88        15.94

3.Income Distributions

       Ex Date              12/28/94          12/28/94      12/28/94     12/28/94
       Amount / Unit         0.04388           0.01395       0.08453      0.09881
       NAV on ex-date          14.33             14.30         14.31        14.34

       INCOME SOURCES
       Ordinary Income       0.04388           0.01395       0.08453      0.09881
       Long Term Capital
       Gains                   0                 0             0            0

Computation

                 CLASS A                               CLASS C
     =       (14.33+.0439)   x(15.87)    -1    =     (14.31+.0845)   x(15.88)   -1
                 15.18         14.33                      15.19        14.31
     =         0.947         x 1.107     -1    =       0.948         x 1.110    -1

     =          .049 or  4.87% Rounded         =        .052or  5.16% Rounded

                CLASS B                                CLASS D
     =       (14.30+.0140)   x(15.77)    -1    =     (14.31+.0988)   x(15.94)   -1
                  15.13        14.30                  15.22            14.31
     =             0.946     x 1.103     -1    =       0.947         x 1.114    -1

     =              .043or  4.33% Rounded      =        .055 or  5.45% Rounded

GE STRATEGIC INVESTMENT FUND

Calculation of 1995 Total Return

This method compares a fund's net asset value (NAV), at the beginning and end of a period with the results being expressed as a percent of the beginning net asset value. The net asset value is adjusted to reflect the compounding effect of reinvesting dividends as well as capital gains distributions, if any. Dividends and distributions are reinvested on the ex-dividend date at the Ex-dividend NAV.

The following computation illustrates this methology for 1995.

Factual Data


                             CLASS A           CLASS B           CLASS C        CLASS D
                           ______________________________________________________________


1.Opening NAV                15.71             15.62             15.72            15.74

2.Closing NAV 9/30/95        18.43             18.26             18.46            18.49

3.Income Distributions

       Ex Date            12/28/94          12/28/94          12/28/94         12/28/94
       Amount / Unit       0.36586           0.34308           0.38048          0.42106
       NAV on ex-date        15.31             15.23             15.31            15.30

       INCOME SOURCES
       Ordinary Income     0.36586           0.34308           0.38048          0.42106
       Long Term
       Capital Gains          0                 0                 0                0

Computation

                         CLASS A                                  CLASS C
     =        (15.31+.3659)    x(18.43)    -1    =     (15.31+.3805)   x(18.46)   -1
                  15.71          15.31                      15.72        15.31
     =             0.998       x  1.204    -1    =           0.998     x  1.206   -1

     =              .201 or  20.12% Rounded      =            .203 or  20.35% Rounded


                           CLASS B                                CLASS D
     =        (15.23+.3431)    x(18.26)    -1    =      (15.30+.4211)  x(18.49)   -1
                  15.62          15.23                       15.74       15.30
     =             0.997       x  1.199    -1    =            0.999    x  1.208   -1

     =              .195 or  19.53% Rounded      =             .207 or  20.70% Rounded

                              GE Funds Class A Returns
                                      With Load

This method computes the performance of the fund when loads are included. The following computation illustrates this methology for 1995.

A = Return without load for period
B = Maximum Load amount
C = Return with Load = A*(1-B)-B



                          A             B              C
                                                     Return
                       Return         Load          With Load
U.S. Equity Fund      3.47%          4.75%          -1.45%
Global Fund           1.10%          4.75%          -3.70%
International Fund    1.67%          4.75%          -3.16%
Strategic Fund        2.56%          4.75%          -2.31%
Tax Exempt Fund       0.36%          4.25%          -3.90%
Income Fund           0.93%          4.25%          -3.36%
Government Fund       0.44%          2.50%          -2.07%

                           GE FUNDS CLASS B RETURNS
                                    With Load

This method computes the performance of the fund when loads are included. The following computation illustrates this methology for 1995.

A = Return without load for period
B = Maximum Load amount
C = NAV at Beginning of period
D = NAV at End of period
E = Return with Load = A - B IF NAV appreciates
                                = A-(B*D/C)if NAV depreciates

                            A         B       C          D          E
                                           Opening     Ending     Return
                         Return     Load     NAV        NAV      With Load
U.S. Equity Fund          3.41%     4.00%     19.06     19.71     -0.59%
Global Fund               1.05%     4.00%     19.93     20.14     -2.95%
International Fund        1.61%     4.00%     15.52     15.77     -2.39%
Strategic Fund            2.53%     4.00%     17.81     18.26     -1.47%
Tax Exempt Fund           0.32%     3.00%     11.77     11.78     -2.68%
Income Fund               0.87%     3.00%     11.86     11.91     -2.13%
Government Fund           0.41%     3.00%     11.90     11.90     -2.59%

CLASS C SINCE INCEPTION RETURNS


The since inception Returns for the GE Funds are average annual compounded rates of return
Rates are calculated using the following geometric return formula

Geometric return = { (1+R1)x(1+R2)x(1+R3)....x(1+RN) } ^(1/M)-1 where
"R1,R2,R3...RN = Rate of return for periods 1,2,3 through N"

N = Number of periods

M = Number of years that comprise n periods

                       R1            R2           R3                   M         Return
                   Prior Year     Prior Year     YTD     Days in     Number      Since
                     Return        Return      Return     Period    of Years   Inception
U.S. Equity Fund     10.32%         0.88%      26.86%      950      2.60274      14.18%
Global Fund          14.10%        14.28%       7.47%      950      2.60274      13.86%
Strategic Fund        8.06%        -0.27%      20.35%      950      2.60274      10.52%
Tax Exempt Fund       5.48%        -4.30%       9.23%      950      2.60274       3.84%
Income Fund           5.24%        -2.97%      12.81%      950      2.60274       5.59%

                             GE MONEY MARKET FUND
          7 Day Yield and Effective 7 Day Yield as of September 29, 1995.

                                   Daily          Current
                   Daily          Shares        Income Rate       7 Day
Date              Income       Outstanding       Per Share        Yield
23-Sep         10,356.67     70,858,577.75     0.00014616
24-Sep         10,356.67     70,858,577.75     0.00014616
25-Sep         10,491.29     71,723,653.95     0.00014627
26-Sep         10,489.06     71,849,095.10     0.00014599
27-Sep         10,477.04     71,746,531.97     0.00014603
28-Sep         10,483.98     71,728,329.64     0.00014616
29-Sep         10,481.35     71,293,363.05     0.00014702        5.34%
                                              0.001023792

GE MONEY MARKET FUND
7 Day Yield and Effective 7 Day Yield as of September 29, 1995.

                 Effective     Adjusted        Current     Effective
                  7 Day       Income Rate       7 Day        7 Day          Daily
Date              Yield        Per Share        Yield        Yield        Adjustment
23-Sep                        0.00013306                                    928.55
24-Sep                        0.00013306                                    928.55
25-Sep                        0.00013339                                    924.20
26-Sep                        0.00013319                                    919.46
27-Sep                        0.00013322                                    918.78
28-Sep                        0.00013335                                    919.34
29-Sep            5.48%       0.00013412       4.87%        4.98%           919.44
                             0.000933378



               1) Input numbers for columns A,B,C,J

               2) D = B/C

               3) E = ((Sum of Column C)/7 Days)*365 Days

               4) F = ((1+ Sum of Column C)*(365/7)) -1

               5) G = (B-J)/C

               6) H = ((Sum of Column G)/ 7 Days)*365 Days

               7) I = ((1 + Sum of Column G)*(365/7)) -1

GE SHORT TERM GOVERNMENT FUND

Year to Date percentage return equals

             Ending Account Value          -1
             Beginning Account Value

where

Beginning Account Value =        the net asset value (NAV) at the
                                 beginning of the year multiplied by 1000
                                "beginning units" (a hypothetical number
                                 of Units.)

Ending Account Value =          Ending Units x NAV at the end of the year

Ending Units                    Beginning units + number of units purchased
                                month 1 + number of units purchased month 2 ...
                                ...continued through month 12.

Income Units Purchased
Each Month =                   Total Income Earned that Month
                               NAV at end of month

Income Earned =               Income per unit multiplied by total number of
                              units through end of prior months.

See attached Return calculations for the Period ending September 30, 1995

GE Short Term Fund A
Total Return for Fiscal Year Ended September 1995

A                   B             C               D              E
                               Capital
               Income per       Gains         Reinvest.        Unit
Period            Unit           Unit          Value          Value
Sep-94                                                        11.72
Oct-94          0.0515                        11.69           11.69
Nov-94          0.0500                        11.60           11.60
Dec-94          0.0768                        11.55           11.55
Jan-95          0.0526                        11.63           11.63
Feb-95          0.0519                        11.71           11.71
Mar-95          0.0630                        11.70           11.70
Apr-95          0.0519                        11.76           11.76
May-95          0.0550                        11.87           11.87
Jun-95          0.0524                        11.90           11.90
Jul-95          0.0503                        11.89           11.89
Aug-95          0.0520                        11.91           11.91
Sep-95          0.0523                        11.91           11.91

A                  F                 G                  H                I
                               Capital Gains         Income
                Income             Units              Units           Total
Period          Earned           Purchased          Purchased         Units
Sep-94                                                              1000.000
Oct-94          51.500            0.000              4.405          1004.405
Nov-94          50.220            0.000              4.329          1008.735
Dec-94          77.471            0.000              6.707          1015.442
Jan-95          53.412            0.000              4.593          1020.035
Feb-95          52.940            0.000              4.521          1024.556
Mar-95          64.547            0.000              5.517          1030.073
Apr-95          53.461            0.000              4.546          1034.619
May-95          56.904            0.000              4.794          1039.413
Jun-95          54.465            0.000              4.577          1043.989
Jul-95          52.513            0.000              4.417          1048.406
Aug-95          54.517            0.000              4.577          1052.983
Sep-95          55.071            0.000              4.624          1057.607



A     J     K     L
          Current
             Account         Month          YTD
Period        Value         Return        Return
Sep-94     11720.00
Oct-94     11741.50          0.18%        0.18%
Nov-94     11701.32         -0.34%       -0.16%
Dec-94     11728.36          0.23%        0.07%
Jan-95     11863.01          1.15%        1.22%
Feb-95     11997.55          1.13%        2.37%
Mar-95     12051.85          0.45%        2.83%
Apr-95     12167.11          0.96%        3.81%
May-95     12337.83          1.40%        5.27%
Jun-95     12423.47          0.69%        6.00%
Jul-95     12465.55          0.34%        6.36%
Aug-95     12541.03          0.61%        7.01%
Sep-95     12596.10          0.44%        7.48%

Annual return for one year equals:

     (Ending Account Value - Beginning Account Value)/Beginning Account Value


     1)  Input numbers for columns A,B,C,D,E
          A = Month - Year
          B = Income per unit
          C = Capital Gains per unit
          D = Capital Gain Reinvestment NAV
          E = NAV per unit at Month End

     2)  F = I^ * B, where I^ is from prior month

     3)  G = I^ *C/D, where I^ is from prior month

     4)  H = F/E

     5)  I = I^ + H, wher I^ is from prior month

     6)  J= E/I

     7)  K =(J-J^)/J^, where J^ is from prior month

     8)  L = ((L^ + 1)*(K + 1))-1, where L^ is from prior month

GE Short Term Fund B
Total Return for Fiscal Year Ended September 1995

A             B            C          D          E           F             G
                       Capital              Capital Gains
          Income per    Gains     Reinvest.     Unit       Income         Units
Period       Unit       Unit       Value       Value       Earned       Purchased
Sep-94                            11.72
Oct-94      0.0480                11.68       11.68       48.000         0.000
Nov-94      0.0466                11.59       11.59       46.792         0.000
Dec-94      0.0733                11.55       11.55       73.897         0.000
Jan-95      0.0491                11.63       11.63       49.814         0.000
Feb-95      0.0488                11.70       11.70       49.719         0.000
Mar-95      0.0597                11.70       11.70       61.078         0.000
Apr-95      0.0487                11.75       11.75       50.078         0.000
May-95      0.0515                11.87       11.87       53.177         0.000
Jun-95      0.0489                11.90       11.90       50.711         0.000
Jul-95      0.0467                11.89       11.89       48.629         0.000
Aug-95      0.0485                11.90       11.90       50.701         0.000
Sep-95      0.0488                11.90       11.90       51.223         0.000


GE Short Term Fund B
Total Return for Fiscal Year Ended September 1995

A                H             I            J            K           L
              Income                                  Current
               Units         Total       Account       Month        YTD
Period       Purchased       Units        Value       Return       Return
Sep-94                     1000.000      11720.00
Oct-94        4.110        1004.110      11728.00       0.07%       0.07%
Nov-94        4.037        1008.147      11684.42      -0.37%      -0.30%
Dec-94        6.398        1014.545      11717.99       0.29%      -0.02%
Jan-95        4.283        1018.828      11848.97       1.12%       1.10%
Feb-95        4.249        1023.078      11970.01       1.02%       2.13%
Mar-95        5.220        1028.298      12031.09       0.51%       2.65%
Apr-95        4.262        1032.560      12132.58       0.84%       3.52%
May-95        4.480        1037.040      12309.66       1.46%       5.03%
Jun-95        4.261        1041.301      12391.48       0.66%       5.73%
Jul-95        4.090        1045.391      12429.70       0.31%       6.06%
Aug-95        4.261        1049.652      12490.86       0.49%       6.58%
Sep-95        4.304        1053.956      12542.08       0.41%       7.01%



Annual return for one year equals:

       (Ending Account Value - Beginning Account Value)/Beginning Account Value


       1)  Input numbers for columns A,B,C,D,E
              A = Month - Year
              B = Income per unit
              C = Capital Gains per unit
              D = Capital Gain Reinvestment NAV
              E = NAV per unit at Month End

       2)  F = I^ * B, where I^ is from prior month

       3)  G = I^ *C/D, where I^ is from prior month

       4)  H = F/E

       5)  I = I^ + H, wher I^ is from prior month

       6)  J= E/I

       7)  K =(J-J^)/J^, where J^ is from prior month

       8)  L = ((L^ + 1)*(K + 1))-1, where L^ is from prior month

GE Short Term Fund C
Total Return for Fiscal Year Ended September 1995

A                B            C            D            E            F
                           Capital
             Income per     Gains      Reinvest.       Unit       Income
Period         Unit          Unit       Value         Value       Earned
Sep-94                                               11.72
Oct-94       0.0539                     11.69        11.69       53.900
Nov-94       0.0523                     11.60        11.60       52.541
Dec-94       0.0792                     11.56        11.56       79.924
Jan-95       0.0550                     11.64        11.64       55.883
Feb-95       0.0541                     11.71        11.71       55.228
Mar-95       0.0661                     11.71        11.71       67.790
Apr-95       0.0542                     11.76        11.76       55.900
May-95       0.0576                     11.88        11.88       59.680
Jun-95       0.0549                     11.91        11.91       57.158
Jul-95       0.0529                     11.90        11.90       55.330
Aug-95       0.0546                     11.91        11.91       57.362
Sep-95       0.0548                     11.91        11.91       57.836

A                   G                 H                I            J           K         L
              Capital Gains         Income                       Current
                 Units              Units           Total       Account       Month      YTD
Period         Purchased          Purchased         Units       Value        Return    Return
Sep-94                                        1000.000       11720.00
Oct-94          0.000            4.611        1004.611       11743.90       0.20%       0.20%
Nov-94          0.000            4.529        1009.140       11706.03      -0.32%      -0.12%
Dec-94          0.000            6.914        1016.054       11745.58       0.34%       0.22%
Jan-95          0.000            4.801        1020.855       11882.75       1.17%       1.39%
Feb-95          0.000            4.716        1025.571       12009.44       1.07%       2.47%
Mar-95          0.000            5.789        1031.360       12077.23       0.56%       3.05%
Apr-95          0.000            4.753        1036.114       12184.70       0.89%       3.96%
May-95          0.000            5.024        1041.137       12368.71       1.51%       5.54%
Jun-95          0.000            4.799        1045.937       12457.10       0.71%       6.29%
Jul-95          0.000            4.650        1050.586       12501.97       0.36%       6.67%
Aug-95          0.000            4.816        1055.402       12569.84       0.54%       7.25%
Sep-95          0.000            4.856        1060.259       12627.68       0.46%       7.74%


Annual return for one year equals:

       (Ending Account Value - Beginning Account Value)/Beginning Account Value


       1)  Input numbers for columns A,B,C,D,E
              A = Month - Year
              B = Income per unit
              C = Capital Gains per unit
              D = Capital Gain Reinvestment NAV
              E = NAV per unit at Month End

       2)  F = I^ * B, where I^ is from prior month

       3)  G = I^ *C/D, where I^ is from prior month

       4)  H = F/E

       5)  I = I^ + H, wher I^ is from prior month

       6)  J= E/I

       7)  K =(J-J^)/J^, where J^ is from prior month

       8)  L = ((L^ + 1)*(K + 1))-1, where L^ is from prior month

GE Short Term Fund D
Total Return for Fiscal Year Ended September 1995

A                B               C             D              E           F
                             Capital
            Income per        Gains        Reinvest.        Unit        Income
Period        Unit            Unit          Value          Value        Earned
Sep-94                                                     11.72
Oct-94        0.0564                        11.68          11.68        56.400
Nov-94        0.0547                        11.60          11.60        54.964
Dec-94        0.0816                        11.55          11.55        82.381
Jan-95        0.0574                        11.63          11.63        58.359
Feb-95        0.0563                        11.71          11.71        57.523
Mar-95        0.0687                        11.70          11.70        70.529
Apr-95        0.0564                        11.75          11.75        58.242
May-95        0.0601                        11.87          11.87        62.361
Jun-95        0.0573                        11.90          11.90        59.756
Jul-95        0.0553                        11.89          11.89        57.948
Aug-95        0.0571                        11.90          11.90        60.113
Sep-95        0.0571                        11.90          11.90        60.401


A               G               H              I            J            K             L
          Capital Gains      Income                                   Current
              Units           Units          Total       Account       Month          YTD
Period      Purchased       Purchased        Units        Value        Return        Return
Sep-94                                     1000.000     11720.00
Oct-94        0.000        4.829        1004.829        11736.40        0.14%        0.14%
Nov-94        0.000        4.738        1009.567        11710.98       -0.22%       -0.08%
Dec-94        0.000        7.133        1016.700        11742.88        0.27%        0.20%
Jan-95        0.000        5.018        1021.718        11882.57        1.19%        1.39%
Feb-95        0.000        4.912        1026.630        12021.83        1.17%        2.58%
Mar-95        0.000        6.028        1032.658        12082.10        0.50%        3.09%
Apr-95        0.000        4.957        1037.615        12191.97        0.91%        4.03%
May-95        0.000        5.254        1042.868        12378.85        1.53%        5.62%
Jun-95        0.000        5.022        1047.890        12469.89        0.74%        6.40%
Jul-95        0.000        4.874        1052.764        12517.36        0.38%        6.80%
Aug-95        0.000        5.051        1057.815        12588.00        0.56%        7.41%
Sep-95        0.000        5.076        1062.891        12648.40        0.48%        7.92%


Annual return for one year equals:

        (Ending Account Value - Beginning Account Value)/Beginning Account
Value


        1)  Input numbers for columns A,B,C,D,E
                A = Month - Year
                B = Income per unit
                C = Capital Gains per unit
                D = Capital Gain Reinvestment NAV
                E = NAV per unit at Month End

        2)  F = I^ * B, where I^ is from prior month

        3)  G = I^ *C/D, where I^ is from prior month

        4)  H = F/E

        5)  I = I^ + H, wher I^ is from prior month

        6)  J= E/I

        7)  K =(J-J^)/J^, where J^ is from prior month

        8)  L = ((L^ + 1)*(K + 1))-1, where L^ is from prior month

GE FIXED INCOME FUND

Year to Date percentage return equals

     Ending Account Value          -1
     Beginning Account Value

where

Beginning Account Value =       the net asset value (NAV) at the
                                beginning of the year multiplied by 1000
                               "beginning units" (a hypothetical number"
                                of Units.)

Ending Account Value =          Ending Units x NAV at the end of the year

Ending Units                    Beginning units + number of units purchased
                                month 1 + number of units purchased month 2 ...
                             ...continued through month 12.

Income Units Purchased
Each Month =                    Total Income Earned that Month
                                NAV at end of month

Income Earned =                Income per unit multiplied by total number of
                               units through end of prior months.

See attached Return calculations for the Period ending September 30, 1995

GE Fixed Income Class A
Total Return for Fiscal Year Ended September 1995


A                B               C              D              E               F
                              Capital
              Income per       Gains        Reinvest.         Unit           Income
Period          Unit           Unit           Value           Value          Earned
Sep-94                                                        11.27
Oct-94       0.0584                          11.19            11.19         58.400
Nov-94       0.0576                          11.11            11.11         57.901
Dec-94       0.0683                          11.11            11.11         69.012
Jan-95       0.0594                          11.24            11.24         60.389
Feb-95       0.0566                          11.41            11.41         57.846
Mar-95       0.0643                          11.42            11.42         66.042
Apr-95       0.0572                          11.52            11.52         59.080
May-95       0.0601                          11.88            11.88         62.384
Jun-95       0.0589                          11.90            11.90         61.447
Jul-95       0.0591                          11.79            11.79         61.961
Aug-95       0.0604                          11.86            11.86         63.641
Sep-95       0.0599                          11.91            11.91         63.436



A                G            H              I            J             K            L
          Capital Gains    Income                                    Current
              Units         Units          Total       Account        Month         YTD
Period      Purchased      Purchased        Units        Value        Return        Return
Sep-94                                   1000.000       11270.00
Oct-94       0.000          5.219        1005.219       11248.40     -0.19%       -0.19%
Nov-94       0.000          5.212        1010.431       11225.88     -0.20%       -0.39%
Dec-94       0.000          6.212        1016.642       11294.90      0.61%        0.22%
Jan-95       0.000          5.373        1022.015       11487.45      1.70%        1.93%
Feb-95       0.000          5.070        1027.085       11719.04      2.02%        3.98%
Mar-95       0.000          5.783        1032.868       11795.35      0.65%        4.66%
Apr-95       0.000          5.128        1037.996       11957.72      1.38%        6.10%
May-95       0.000          5.251        1043.247       12393.78      3.65%        9.97%
Jun-95       0.000          5.164        1048.411       12476.09      0.66%       10.70%
Jul-95       0.000          5.255        1053.666       12422.73     -0.43%       10.23%
Aug-95       0.000          5.366        1059.032       12560.12      1.11%       11.45%
Sep-95       0.000          5.326        1064.359       12676.51      0.93%       12.48%



       (Ending Account Value - Beginning Account Value)/Beginning Account Value


       1)  Input numbers for columns A,B,C,D,E
              A = Month - Year
              B = Income per unit
              C = Capital Gains per unit
              D = Capital Gain Reinvestment NAV
              E = NAV per unit at Month End

       2)  F = I^ * B, where I^ is from prior month

       3)  G = I^ *C/D, where I^ is from prior month

       4)  H = F/E

       5)  I = I^ + H, wher I^ is from prior month

       6)  J= E/I

       7)  K =(J-J^)/J^, where J^ is from prior month

       8)  L = ((L^ + 1)*(K + 1))-1, where L^ is from prior month

GE Fixed Income Class B
Total Return for Fiscal Year Ended September 1995


A               B              C             D                E            F
                            Capital
            Income per       Gains        Reinvest.         Unit        Income
Period        Unit           Unit          Value           Value        Earned
Sep-94                                                    11.26
Oct-94        0.054                        11.18          11.18        53.600
Nov-94        0.053                        11.10          11.10        53.254
Dec-94        0.064                        11.10          11.10        64.210
Jan-95        0.055                        11.24          11.24        55.440
Feb-95        0.052                        11.41          11.41        53.260
Mar-95        0.059                        11.41          11.41        60.576
Apr-95        0.053                        11.52          11.52        54.399
May-95        0.055                        11.88          11.88        57.029
Jun-95        0.054                        11.90          11.90        56.150
Jul-95        0.053                        11.79          11.79        55.151
Aug-95        0.054                        11.86          11.86        56.342
Sep-95        0.054                        11.91          11.91        56.387


A                G               H              I            J             K            L
          Capital Gains       Income                                    Current
              Units            Units          Total       Account        Month         YTD
Period      Purchased        Purchased        Units        Value        Return        Return
Sep-94                                     1000.000      11260.00
Oct-94        0.000           4.794        1004.794      11233.60        -0.23%        -0.23%
Nov-94        0.000           4.798        1009.592      11206.47        -0.24%        -0.48%
Dec-94        0.000           5.785        1015.377      11270.68         0.57%         0.09%
Jan-95        0.000           4.932        1020.309      11468.27         1.75%         1.85%
Feb-95        0.000           4.668        1024.977      11694.99         1.98%         3.86%
Mar-95        0.000           5.309        1030.286      11755.56         0.52%         4.40%
Apr-95        0.000           4.722        1035.008      11923.29         1.43%         5.89%
May-95        0.000           4.800        1039.808      12352.92         3.60%         9.71%
Jun-95        0.000           4.718        1044.527      12429.87         0.62%        10.39%
Jul-95        0.000           4.678        1049.205      12370.12        -0.48%         9.86%
Aug-95        0.000           4.751        1053.955      12499.91         1.05%        11.01%
Sep-95        0.000           4.734        1058.690      12608.99         0.87%        11.98%


Annual return for one year equals:

        (Ending Account Value - Beginning Account Value)/Beginning Account
Value


        1)  Input numbers for columns A,B,C,D,E
                A = Month - Year
                B = Income per unit
                C = Capital Gains per unit
                D = Capital Gain Reinvestment NAV
                E = NAV per unit at Month End

        2)  F = I^ * B, where I^ is from prior month

        3)  G = I^ *C/D, where I^ is from prior month

        4)  H = F/E

        5)  I = I^ + H, wher I^ is from prior month

        6)  J= E/I

        7)  K =(J-J^)/J^, where J^ is from prior month

        8)  L = ((L^ + 1)*(K + 1))-1, where L^ is from prior month

GE Fixed Income Class C
Total Return for Fiscal Year Ended September 1995

A                B               C              D              E               F
                             Capital
              Income per       Gains        Reinvest.         Unit           Income
Period          Unit           Unit           Value           Value          Earned
Sep-94                                                         11.27
Oct-94       0.0608                          11.20            11.20         60.800
Nov-94       0.0599                          11.11            11.11         60.225
Dec-94       0.0707                          11.11            11.11         71.467
Jan-95       0.0617                          11.25            11.25         62.766
Feb-95       0.0588                          11.42            11.42         60.144
Mar-95       0.0669                          11.42            11.42         68.782
Apr-95       0.0594                          11.53            11.53         61.429
May-95       0.0627                          11.89            11.89         65.175
Jun-95       0.0614                          11.91            11.91         64.161
Jul-95       0.0604                          11.80            11.80         63.441
Aug-95       0.0612                          11.87            11.87         64.610
Sep-95       0.0608                          11.92            11.92         64.519


A                G               H              I            J             K            L
          Capital Gains       Income                                    Current
              Units            Units          Total       Account        Month         YTD
Period      Purchased        Purchased        Units        Value        Return        Return
Sep-94                                     1000.000       11270.00
Oct-94       0.000       5.429             1005.429       11260.80       -0.08%       -0.08%
Nov-94       0.000       5.421             1010.849       11230.54       -0.27%       -0.35%
Dec-94       0.000       6.433             1017.282       11302.00        0.64%        0.28%
Jan-95       0.000       5.579             1022.861       11507.19        1.82%        2.10%
Feb-95       0.000       5.267             1028.128       11741.22        2.03%        4.18%
Mar-95       0.000       6.023             1034.151       11810.00        0.59%        4.79%
Apr-95       0.000       5.328             1039.478       11985.19        1.48%        6.35%
May-95       0.000       5.482             1044.960       12424.57        3.67%       10.24%
Jun-95       0.000       5.387             1050.347       12509.63        0.68%       11.00%
Jul-95       0.000       5.376             1055.723       12457.54       -0.42%       10.54%
Aug-95       0.000       5.443             1061.167       12596.05        1.11%       11.77%
Sep-95       0.000       5.413             1066.579       12713.63        0.93%       12.81%


Annual return for one year equals:

       (Ending Account Value - Beginning Account Value)/Beginning Account Value


       1)  Input numbers for columns A,B,C,D,E
              A = Month - Year
              B = Income per unit
              C = Capital Gains per unit
              D = Capital Gain Reinvestment NAV
              E = NAV per unit at Month End

       2)  F = I^ * B, where I^ is from prior month

       3)  G = I^ *C/D, where I^ is from prior month

       4)  H = F/E

       5)  I = I^ + H, wher I^ is from prior month

       6)  J= E/I

       7)  K =(J-J^)/J^, where J^ is from prior month

       8)  L = ((L^ + 1)*(K + 1))-1, where L^ is from prior month

GE Fixed Income Class D
Total Return for Fiscal Year Ended September 1995


A                B               C              D              E               F
                              Capital
              Income per       Gains        Reinvest.         Unit           Income
Period          Unit           Unit           Value           Value          Earned
Sep-94                                                       11.27
Oct-94       0.0632                           11.19          11.19          63.173
Nov-94       0.0622                           11.11          11.11          62.585
Dec-94       0.0731                           11.11          11.11          73.926
Jan-95       0.0641                           11.25          11.25          65.248
Feb-95       0.0609                           11.42          11.42          62.385
Mar-95       0.0695                           11.42          11.42          71.554
Apr-95       0.0616                           11.53          11.53          63.794
May-95       0.0651                           11.89          11.89          67.815
Jun-95       0.0639                           11.91          11.91          66.859
Jul-95       0.0629                           11.80          11.80          66.243
Aug-95       0.0638                           11.87          11.87          67.534
Sep-95       0.0636                           11.92          11.92          67.597


A                G               H              I            J             K            L
          Capital Gains       Income                                    Current
              Units            Units          Total       Account        Month         YTD
Period      Purchased        Purchased        Units        Value        Return        Return
Sep-94                                     1000.000       11270.00
Oct-94       0.000             5.645       1005.645       11253.17       -0.15%       -0.15%
Nov-94       0.000             5.633       1011.279       11235.31       -0.16%       -0.31%
Dec-94       0.000             6.654       1017.933       11309.23        0.66%        0.35%
Jan-95       0.000             5.800       1023.732       11516.99        1.84%        2.19%
Feb-95       0.000             5.463       1029.195       11753.41        2.05%        4.29%
Mar-95       0.000             6.266       1035.461       11824.96        0.61%        4.92%
Apr-95       0.000             5.533       1040.994       12002.66        1.50%        6.50%
May-95       0.000             5.704       1046.697       12445.23        3.69%       10.43%
Jun-95       0.000             5.614       1052.311       12533.03        0.71%       11.21%
Jul-95       0.000             5.614       1057.925       12483.51       -0.40%       10.77%
Aug-95       0.000             5.689       1063.614       12625.10        1.13%       12.02%
Sep-95       0.000             5.671       1069.285       12745.88        0.96%       13.10%


Annual return for one year equals:

       (Ending Account Value - Beginning Account Value)/Beginning Account Value


       1)  Input numbers for columns A,B,C,D,E
              A = Month - Year
              B = Income per unit
              C = Capital Gains per unit
              D = Capital Gain Reinvestment NAV
              E = NAV per unit at Month End

       2)  F = I^ * B, where I^ is from prior month

       3)  G = I^ *C/D, where I^ is from prior month

       4)  H = F/E

       5)  I = I^ + H, wher I^ is from prior month

       6)  J= E/I

       7)  K =(J-J^)/J^, where J^ is from prior month

       8)  L = ((L^ + 1)*(K + 1))-1, where L^ is from prior month

GE TAX EXEMPT FUND

Year to Date percentage return equals

     Ending Account Value          -1
     Beginning Account Value

where

Beginning Account Value =       the net asset value (NAV) at the
                                beginning of the year multiplied by 1000 beginning units" (a hypothetical number of Units.)

Ending Account Value =          Ending Units x NAV at the end of the year

Ending Units                    Beginning units + number of units purchased
                                month 1 + number of units purchased month 2 ...
                             ...continued through month 12.

Income Units Purchased
Each Month =                    Total Income Earned that Month
                                NAV at end of month

Income Earned =                 Income per unit multiplied by total number of
                                units through end of prior months.

See attached Return calculations for the Period ending September 30, 1995

GE Tax Exempt Fund A
Total Return for Fiscal Year Ended September 1995


A                B               C              D              E               F
                              Capital
              Income per       Gains        Reinvest.         Unit           Income
Period          Unit           Unit           Value           Value          Earned
Sep-94                                                       11.32
Oct-94        0.0438                          11.05          11.05          43.800
Nov-94        0.0412                          10.78          10.78          41.363
Dec-94        0.0434                          10.93          10.93          43.739
Jan-95        0.0446                          11.24          11.24          45.126
Feb-95        0.0419                          11.54          11.54          42.563
Mar-95        0.0512                          11.60          11.60          52.199
Apr-95        0.0429                          11.54          11.54          43.930
May-95        0.0476                          11.93          11.93          48.924
Jun-95        0.0457                          11.67          11.67          47.158
Jul-95        0.0526                          11.71          11.71          54.491
Aug-95        0.0502                          11.76          11.76          52.238
Sep-95        0.0324                          11.77          11.77          33.860


A                G               H              I            J             K            L
          Capital Gains       Income                                    Current
              Units            Units          Total       Account        Month         YTD
Period      Purchased        Purchased        Units        Value        Return        Return
Sep-94                                     1000.000      11320.00
Oct-94      0.000               3.964      1003.964      11093.80      -2.00%      -2.00%
Nov-94      0.000               3.837      1007.801      10864.09      -2.07%      -4.03%
Dec-94      0.000               4.002      1011.803      11059.00       1.79%      -2.31%
Jan-95      0.000               4.015      1015.817      11417.79       3.24%       0.86%
Feb-95      0.000               3.688      1019.506      11765.09       3.04%       3.93%
Mar-95      0.000               4.500      1024.006      11878.46       0.96%       4.93%
Apr-95      0.000               3.807      1027.812      11860.95      -0.15%       4.78%
May-95      0.000               4.101      1031.913      12310.72       3.79%       8.75%
Jun-95      0.000               4.041      1035.954      12089.59      -1.80%       6.80%
Jul-95      0.000               4.653      1040.608      12185.51       0.79%       7.65%
Aug-95      0.000               4.442      1045.050      12289.78       0.86%       8.57%
Sep-95      0.000               2.877      1047.926      12334.09       0.36%       8.96%


Annual return for one year equals:

      (Ending Account Value - Beginning Account Value)/Beginning Account Value


      1)  Input numbers for columns A,B,C,D,E
            A = Month - Year
            B = Income per unit
            C = Capital Gains per unit
            D = Capital Gain Reinvestment NAV
            E = NAV per unit at Month End

      2)  F = I^ * B, where I^ is from prior month

      3)  G = I^ *C/D, where I^ is from prior month

      4)  H = F/E

      5)  I = I^ + H, wher I^ is from prior month

      6)  J= E/I

      7)  K =(J-J^)/J^, where J^ is from prior month

      8)  L = ((L^ + 1)*(K + 1))-1, where L^ is from prior month

GE Tax Exempt Fund B
Total Return for Fiscal Year Ended September 1995

A                B               C              D              E               F
                              Capital
              Income per       Gains        Reinvest.         Unit           Income
Period          Unit           Unit           Value           Value          Earned
Sep-94                                                       11.32
Oct-94       0.0391                          11.05           11.05          39.100
Nov-94       0.0368                          10.78           10.78          36.930
Dec-94       0.0388                          10.93           10.93          39.070
Jan-95       0.0399                          11.24           11.24          40.321
Feb-95       0.0376                          11.54           11.54          38.131
Mar-95       0.0460                          11.60           11.60          46.802
Apr-95       0.0384                          11.54           11.54          39.224
May-95       0.0425                          11.93           11.93          43.557
Jun-95       0.0408                          11.67           11.67          41.963
Jul-95       0.0477                          11.71           11.71          49.232
Aug-95       0.0453                          11.77           11.77          46.945
Sep-95       0.0276                          11.78           11.78          28.712



A                G               H              I            J             K            L
          Capital Gains       Income                                    Current
              Units            Units          Total       Account        Month         YTD
Period      Purchased        Purchased        Units        Value        Return        Return
Sep-94                                     1000.000       11320.00
Oct-94       0.000             3.538       1003.538       11089.10       -2.04%       -2.04%
Nov-94       0.000             3.426       1006.964       10855.07       -2.11%       -4.11%
Dec-94       0.000             3.575       1010.539       11045.19        1.75%       -2.43%
Jan-95       0.000             3.587       1014.126       11398.78        3.20%        0.70%
Feb-95       0.000             3.304       1017.430       11741.15        3.00%        3.72%
Mar-95       0.000             4.035       1021.465       11848.99        0.92%        4.67%
Apr-95       0.000             3.399       1024.864       11826.93       -0.19%        4.48%
May-95       0.000             3.651       1028.515       12270.18        3.75%        8.39%
Jun-95       0.000             3.596       1032.111       12044.73       -1.84%        6.40%
Jul-95       0.000             4.204       1036.315       12135.25        0.75%        7.20%
Aug-95       0.000             3.989       1040.304       12244.37        0.90%        8.17%
Sep-95       0.000             2.437       1042.741       12283.49        0.32%        8.51%


Annual return for one year equals:

       (Ending Account Value - Beginning Account Value)/Beginning Account Value

       1)  Input numbers for columns A,B,C,D,E
              A = Month - Year
              B = Income per unit
              C = Capital Gains per unit
              D = Capital Gain Reinvestment NAV
              E = NAV per unit at Month End

       2)  F = I^ * B, where I^ is from prior month

       3)  G = I^ *C/D, where I^ is from prior month

       4)  H = F/E

       5)  I = I^ + H, wher I^ is from prior month

       6)  J= E/I

       7)  K =(J-J^)/J^, where J^ is from prior month

       8)  L = ((L^ + 1)*(K + 1))-1, where L^ is from prior month

GE Tax Exempt Fund C
Total Return for Fiscal Year Ended September 1995

A                B               C              D              E               F
                              Capital
              Income per       Gains        Reinvest.         Unit           Income
Period          Unit           Unit           Value           Value          Earned
Sep-94                                        11.32
Oct-94        0.046                           11.05           11.05         46.200
Nov-94        0.043                           10.78           10.78         43.581
Dec-94        0.046                           10.93           10.93         46.076
Jan-95        0.047                           11.24           11.24         47.483
Feb-95        0.044                           11.54           11.54         44.835
Mar-95        0.054                           11.60           11.60         54.906
Apr-95        0.045                           11.54           11.54         46.240
May-95        0.050                           11.93           11.93         51.464
Jun-95        0.048                           11.67           11.67         49.716
Jul-95        0.055                           11.71           11.71         57.290
Aug-95        0.053                           11.77           11.77         54.953
Sep-95        0.035                           11.77           11.77         36.555

A                G               H              I            J             K            L
          Capital Gains       Income                                    Current
              Units            Units          Total       Account        Month         YTD
Period      Purchased        Purchased        Units        Value        Return        Return
Sep-94                                     1000.000      11320.00
Oct-94      0.000            4.181         1004.181      11096.20      -1.98%      -1.98%
Nov-94      0.000            4.043         1008.224      10868.65      -2.05%      -3.99%
Dec-94      0.000            4.216         1012.439      11065.96       1.82%      -2.24%
Jan-95      0.000            4.225         1016.664      11427.30       3.27%       0.95%
Feb-95      0.000            3.885         1020.549      11777.14       3.06%       4.04%
Mar-95      0.000            4.733         1025.282      11893.27       0.99%       5.06%
Apr-95      0.000            4.007         1029.289      11878.00      -0.13%       4.93%
May-95      0.000            4.314         1033.603      12330.88       3.81%       8.93%
Jun-95      0.000            4.260         1037.863      12111.86      -1.78%       7.00%
Jul-95      0.000            4.892         1042.756      12210.67       0.82%       7.87%
Aug-95      0.000            4.669         1047.425      12328.19       0.96%       8.91%
Sep-95      0.000            3.106         1050.530      12364.74       0.30%       9.23%


Annual return for one year equals:

      (Ending Account Value - Beginning Account Value)/Beginning Account Value


      1)  Input numbers for columns A,B,C,D,E
            A = Month - Year
            B = Income per unit
            C = Capital Gains per unit
            D = Capital Gain Reinvestment NAV
            E = NAV per unit at Month End

      2)  F = I^ * B, where I^ is from prior month

      3)  G = I^ *C/D, where I^ is from prior month

      4)  H = F/E

      5)  I = I^ + H, wher I^ is from prior month

      6)  J= E/I

      7)  K =(J-J^)/J^, where J^ is from prior month

      8)  L = ((L^ + 1)*(K + 1))-1, where L^ is from prior month

GE Tax Exempt Fund D
Total Return for Fiscal Year Ended September 1995

A                B               C              D              E               F
                              Capital
              Income per       Gains        Reinvest.         Unit           Income
Period          Unit           Unit           Value           Value          Earned
Sep-94                                      11.32
Oct-94       0.049                          11.05             11.05         48.600
Nov-94       0.046                          10.78             10.78         45.801
Dec-94       0.048                          10.93             10.93         48.415
Jan-95       0.049                          11.24             11.24         49.843
Feb-95       0.046                          11.54             11.54         47.111
Mar-95       0.056                          11.60             11.60         57.516
Apr-95       0.047                          11.54             11.54         48.659
May-95       0.053                          11.93             11.93         54.115
Jun-95       0.051                          11.67             11.67         52.386
Jul-95       0.058                          11.71             11.71         59.996
Aug-95       0.055                          11.77             11.77         57.575
Sep-95       0.037                          11.78             11.78         39.158

A                G               H              I            J             K            L
          Capital Gains       Income                                    Current
              Units            Units          Total       Account        Month         YTD
Period      Purchased        Purchased        Units        Value        Return        Return
Sep-94                                     1000.000     11320.00
Oct-94       0.000             4.398       1004.398     11098.60       -1.96%       -1.96%
Nov-94       0.000             4.249       1008.647     10873.21       -2.03%       -3.95%
Dec-94       0.000             4.430       1013.076     11072.93        1.84%       -2.18%
Jan-95       0.000             4.434       1017.511     11436.82        3.29%        1.03%
Feb-95       0.000             4.082       1021.593     11789.19        3.08%        4.14%
Mar-95       0.000             4.958       1026.552     11908.00        1.01%        5.19%
Apr-95       0.000             4.217       1030.768     11895.06       -0.11%        5.08%
May-95       0.000             4.536       1035.304     12351.18        3.83%        9.11%
Jun-95       0.000             4.489       1039.793     12134.39       -1.76%        7.19%
Jul-95       0.000             5.123       1044.917     12235.97        0.84%        8.09%
Aug-95       0.000             4.892       1049.808     12356.24        0.98%        9.15%
Sep-95       0.000             3.324       1053.132     12405.90        0.40%        9.59%


Annual return for one year equals:

              (Ending Account Value - Beginning Account Value)/Beginning Account Value


       1)  Input numbers for columns A,B,C,D,E
              A = Month - Year
              B = Income per unit
              C = Capital Gains per unit
              D = Capital Gain Reinvestment NAV
              E = NAV per unit at Month End

       2)  F = I^ * B, where I^ is from prior month

       3)  G = I^ *C/D, where I^ is from prior month

       4)  H = F/E

       5)  I = I^ + H, wher I^ is from prior month

       6)  J= E/I

       7)  K =(J-J^)/J^, where J^ is from prior month

       8)  L = ((L^ + 1)*(K + 1))-1, where L^ is from prior month

GE MONEY MARKET FUND

Year to Date percentage return equals

     Ending Account Value          -1
     Beginning Account Value

where

Beginning Account Value =       the net asset value (NAV) at the
                                beginning of the year multiplied by 1000
                               "beginning units" (a hypothetical number"
                                of Units.)

Ending Account Value =          Ending Units x NAV at the end of the year

Ending Units                   Beginning units + number of units purchased
                               month 1 + number of units purchased month 2 ...
                              ...continued through month 12.

Income Units Purchased
Each Month =                   Total Income Earned that Month
                               NAV at end of month

Income Earned =               Income per unit multiplied by total number of
                              units through end of prior months.

See attached Return calculations for the Period ending September 30, 1995

GE Money Market
Total Return for Fiscal Year Ended September 1995


A                B               C              D              E               F
                              Capital
              Income per       Gains        Reinvest.         Unit           Income
Period          Unit           Unit           Value           Value          Earned
Sep-94                                         1.00           1.00
Oct-94       0.003798                          1.00           1.00           3.798
Nov-94       0.003901                          1.00           1.00           3.916
Dec-94       0.004386                          1.00           1.00           4.420
Jan-95       0.004655                          1.00           1.00           4.711
Feb-95       0.004322                          1.00           1.00           4.395
Mar-95       0.005143                          1.00           1.00           5.252
Apr-95       0.004409                          1.00           1.00           4.526
May-95       0.004845                          1.00           1.00           4.995
Jun-95       0.004614                          1.00           1.00           4.780
Jul-95       0.004707                          1.00           1.00           4.899
Aug-95       0.004624                          1.00           1.00           4.835
Sep-95       0.004403                          1.00           1.00           4.625

A                G               H              I            J             K            L
          Capital Gains       Income                                    Current
              Units            Units          Total       Account        Month         YTD
Period      Purchased        Purchased        Units        Value        Return        Return
Sep-94                                      1000.000       1000.00
Oct-94       0.000           3.798          1003.798       1003.80       0.38%       0.38%
Nov-94       0.000           3.916          1007.714       1007.71       0.39%       0.77%
Dec-94       0.000           4.420          1012.134       1012.13       0.44%       1.21%
Jan-95       0.000           4.711          1016.845       1016.85       0.47%       1.68%
Feb-95       0.000           4.395          1021.240       1021.24       0.43%       2.12%
Mar-95       0.000           5.252          1026.492       1026.49       0.51%       2.65%
Apr-95       0.000           4.526          1031.018       1031.02       0.44%       3.10%
May-95       0.000           4.995          1036.013       1036.01       0.48%       3.60%
Jun-95       0.000           4.780          1040.793       1040.79       0.46%       4.08%
Jul-95       0.000           4.899          1045.692       1045.69       0.47%       4.57%
Aug-95       0.000           4.835          1050.528       1050.53       0.46%       5.05%
Sep-95       0.000           4.625          1055.153       1055.15       0.44%       5.52%


Annual return for one year equals:

       (Ending Account Value - Beginning Account Value)/Beginning Account Value


       1)  Input numbers for columns A,B,C,D,E
              A = Month - Year
              B = Income per unit
              C = Capital Gains per unit
              D = Capital Gain Reinvestment NAV
              E = NAV per unit at Month End

       2)  F = I^ * B, where I^ is from prior month

       3)  G = I^ *C/D, where I^ is from prior month

       4)  H = F/E

       5)  I = I^ + H, wher I^ is from prior month

       6)  J= E/I

       7)  K =(J-J^)/J^, where J^ is from prior month

       8)  L = ((L^ + 1)*(K + 1))-1, where L^ is from prior month

                        GE SHORT TERM GOVERNMENT FUND
                         30 Day SEC Yield Calculation

SEC Yield = 2 ((((A-B)/(C*D)+1)^6)-1)

Where:

A = Dividends and Intereset erarned during the period

B = Expenses accrued for the period

C = Average daily number of shares outstanding during the period that were entitled to dividends

D = Offering price per unit on the last day of the period

E = SEC Yield using calculation shown above

"The calculation below is based on the 30 day period ending September 29, 1995."

The 30 Day SEC yield calculated below was

               A             B               C               D           E           F
                                          Average                                Without Cap
                          Accrued          Shares        Offering       SEC         SEC
            Income        Expenses       Outstanding       Price        Yield       Yield
Class A     1452.18       217.82         23410.779          12.19       5.25       5.08
Class B      225.01        45.87          3612.495          11.88       5.06       4.89
Class C    12406.86      1370.79        199922.841          11.90       5.63       5.52
Class D    41753.36      2966.21        673539.096          11.89       5.88       5.83

                GE TAX EXEMPT FUND - EQUIVALENT TAXABLE YIELD

The equivalent taxable yield of the Tax Exempt Fund demonstrates the yield on a taxble investment necessary to provide an after tax yield equal to the Fund's tax exempt yield.

Calculation: Divide the portion of the yield that is tax exempt by 1 minus the effective tax rate and add that product to the portion of the yield that is taxable

Input Fields A, B, C, F       Fund
                              Level       Class A       Class B       Class C       Class D
A) Total Income             549,458

B) Total Taxable Income      57,730

C) Total Tax Exempt         491,728

D) Tax Exempt Percentage     89.49%        89.49%       89.49%         89.49%        89.49%

E) Taxable Percentage        10.51%        10.51%       10.51%         10.51%        10.51%

F) SEC Yield                                4.20%        3.89%          4.77%         4.98%

G) Portion of SEC
 Yield that is Tax
 Exempt = D * F                             3.76%        3.48%          4.27%         4.46%

H) Portion of SEC
 Yield that is
 Taxable = E * F                            0.44%        0.41%          0.50%         0.52%

I) 1- Effective Tax
 Rate (1-.396)               60.40%        60.40%       60.40%         60.40%        60.40%

J) Tax Equivalent
 Yield for Tax
 Exempt Portion
 = G / I                                    6.22%        5.76%          7.75%         7.38%

K) Tax Equivalent
 Yield for Taxable
 Portion = H                                0.44%        0.41%          0.50%         0.52%

L) Total Tax
 Equivalent Yield
 = J + K                                    6.66%        6.17%          8.25%         7.90%


M) Expenses Borne
 by Advisor                              -0.0395%     -0.0395%       -0.0395%       -0.0395%

N) Yield Without
 Expense Caps                              6.62%         6.13%          8.21%          7.86%

                          GE TAX EXEMPT INCOME FUND
                        30 Day SEC Yield Calculation

SEC Yield = 2 ((((A-B)/(C*D)+1)^6)-1)

Where:

A = Dividends and Intereset erarned during the period

B = Expenses accrued for the period

C = Average daily number of shares outstanding during the period that were entitled to dividends

D = Offering price per unit on the last day of the period

E = SEC Yield using calculation shown above

"The calculation below is based on the 30 day period ending September 29, 1995."

The 30 Day SEC yield calculated below was

                  A           B            C             D         E         F
                                        Average                         Without Cap
                           Accrued       Shares      Offering     SEC       SEC
               Income     Expenses     Outstanding     Price     Yield     Yield
Class A       1515.28       290.65      27913.55       12.29     4.36       4.20
Class B       2472.78       681.29      43927.85       11.78     4.05       3.89
Class C      31407.53      4729.89     544109.29       11.77     4.80       4.77
Class D      18074.85      1922.55    330561.170       11.78     5.05       4.98